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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


Wall Street Strategies Corporation

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated April 10, 2000, relating to the consolidated financial statements of Wall Street Strategies Corporation, and to the reference to us under the caption "Experts" in the Prospectus.


New York, New York                                        Hays & Company
October 13, 2000                                          /s/